March 7, 2007

To: Equicap, Inc.

RE: Lock-Up Letter Agreement

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the Securities Exchange Agreement (the “SEA”), dated as of March 7, 2007 by and among Equicap, Inc. (the “Company”) and Usunco Automotive Limited and its stockholders (collectively, “Usunco”). Terms not defined herein have the meaning given them in the SEA. La Pergola Investments Limited, Fountainhead Investments, Inc., Gaha Ventures, LLC, G4, LLC and Fountainhead Capital Partners Limited (collectively, the “Holders” and each individually, a “Holder”) are the owners of shares of the Company’s Common Stock, $0.001 par value (“Common Stock”), or a Convertible Note which is convertible by its terms into shares of the Company’s Common Stock, $0.001 par value (collectively, “Holder Securities”)

In order to induce the Company and Usunco to enter into the SEA, the undersigned agree that for a period of 365 days beginning on the Closing Date (as defined in the SEA) (the “Lock-up Period”), the undersigned will not, without the written consent of the Company, (i) sell, offer to sell, contract or agree to sell, transfer, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Holder Securities or rights to purchase shares of Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Holder Securities or other rights to purchase shares of Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the U. S. Securities and Exchange Commission.

The foregoing shall not apply to (a) any transfer with respect to the Holder Securities to Fountainhead Capital Partners Limited (“FHCP”), provided FHCP agrees in writing to be bound by the terms of this Lock-Up Letter Agreement; (b) bona fide gifts, whether to charitable organizations or otherwise, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any foundation, trust, partnership or the limited liability company, as the case may be, exclusively for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such person (or trustee of such trust) agrees in writing to be bound by the terms of this Lock-Up Letter Agreement, (d) transfers as required by law, (e) dispositions by a partnership to a partner of such partnership, provided such partner agrees in writing with to be bound by the terms of this Lock-Up Letter Agreement and (f) dispositions by a limited liability company to a member of such company, provided such member agrees in writing with to be bound by the terms of this Lock-Up Letter Agreement .

Notwithstanding the foregoing, the undersigned’s obligations under this Lock-Up Letter Agreement shall be automatically released without further action on the part of the Company, Usunco or any party with respect to a number of Holder Securities as follows:

On the first day of each calendar month following the Closing Date (as defined in the SEA), a number of shares of the Holder Securities equal to one-twelfth (1/12) of the total Holder Securities (including any shares issuable upon the conversion of any convertible debt) shall be released from the provisions of this Lock-up Letter Agreement, regardless of whether or when they are eventually sold or transferred.

The undersigned confirms that he, she or it understands that the Company and Usunco will rely upon the representations set forth in this Lock-Up Letter Agreement in proceeding with the transactions contemplated by the SEA. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities held by the undersigned except in compliance with this Lock-Up Letter Agreement.

This Lock-Up Letter Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Letter Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

[Signature Page Attached hereto]

La Pergola Investments Limited

By:
Its:

Fountainhead Investments, Inc.

By:
Its:

Gaha Ventures, LLC

By:
Its:

G4, LLC

By:
Its:

Fountainhead Capital Partners Limited

By:
Robert L. B. Diener
Its: attorney-in fact